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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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InterDigital Communications Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INTERDIGITAL COMMUNICATIONS CORPORATION

781 Third Avenue

King of Prussia, Pennsylvania 19406-1409

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be Held June 3, 2004

TO THE SHAREHOLDERS OF INTERDIGITAL COMMUNICATIONS CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of InterDigital Communications Corporation, a Pennsylvania corporation (the “Company”) will be held on Thursday, June 3, 2004, at 2:00 p.m. (local time) at the Sheraton Park Ridge Hotel, King of Prussia, Pennsylvania, for the following purposes:

1.	To elect three directors of the Company;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for the Company’s fiscal year ending December 31, 2004; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Only holders of record of the Company’s Common Stock at the close of business on April 19, 2004 are entitled to notice of and to vote at the Annual Meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND, YOU ARE URGED TO VOTE BY TELEPHONE, VIA THE INTERNET OR BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. PLEASE REFER TO YOUR PROXY CARD TO DETERMINE IF YOU ARE ELIGIBLE TO VOTE EITHER BY PHONE OR VIA THE INTERNET. IF YOU HAVE RETURNED YOUR PROXY CARD AND LATER DECIDE TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON OR YOU WOULD LIKE TO CHANGE YOUR PROXY VOTE, YOU MAY REVOKE YOUR PROXY BY TIMELY DELIVERY OF (A) A NOTICE OF REVOCATION IN WRITING OR BY ELECTRONIC TRANSMISSION TO THE CORPORATE SECRETARY OF THE COMPANY OR THE COMPANY’S DESIGNATED AGENT, (B) A PROPERLY EXECUTED, LATER-DATED PROXY, OR (C) ATTENDING THE MEETING AND VOTING IN PERSON (ALTHOUGH ATTENDANCE AT THE MEETING WILL NOT, BY ITSELF, CONSTITUTE A REVOCATION OF A PROXY).

By Order of the Board of Directors,

/s/ Lawrence F. Shay
Lawrence F. Shay
General Counsel and Corporate Secretary

April 23, 2004

King of Prussia, Pennsylvania

INTERDIGITAL COMMUNICATIONS CORPORATION

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 3, 2004

The Board of Directors of InterDigital Communications Corporation, a Pennsylvania corporation (the “Company”), is furnishing you this Proxy Statement to solicit proxies on its behalf to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”). The Annual Meeting will be held on Thursday, June 3, 2004, at 2:00 p.m. (local time) at the Sheraton Park Ridge Hotel, King of Prussia, Pennsylvania. The proxies may also be voted at any adjournments or postponements of the Annual Meeting. This Proxy Statement and the accompanying proxy will be first sent or given to shareholders on approximately April 26, 2004. The principal executive offices of the Company are located at 781 Third Avenue, King of Prussia, Pennsylvania 19406-1409.

Only holders of record of shares of Common Stock at the close of business on April 19, 2004 are entitled to vote at the Annual Meeting or any adjournments or postponements of the Annual Meeting. On that date, there were 57,535,328 shares of the Company’s Common Stock outstanding and entitled to vote. Each share of Common Stock entitles the holder to one vote, and votes will not be cumulated in the election of directors. Holders of the Company’s $2.50 Cumulative Convertible Preferred Stock are not entitled to vote at the Annual Meeting. Under Pennsylvania law and the By-Laws of the Company, the presence of a quorum is required for each matter to be acted upon at the Annual Meeting. The presence, in person or by proxy, of holders of the Common Stock entitled to cast at least a majority of the votes which all holders of the Common Stock are entitled to cast will constitute a quorum for purposes of the Annual Meeting. Directors are elected by a plurality vote and approval of all other matters presented at the Annual Meeting requires the affirmative vote of a majority of the votes cast by shareholders present, in person or by proxy, at the Annual Meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum, but will not be voted and will have no effect on matters to be voted upon at the Annual Meeting. A “broker non-vote” occurs when a broker submits a proxy that does not indicate a vote for one or more proposals because the beneficial owner(s) have not instructed the broker on how to vote on such proposal(s) and the broker does not have discretionary authority to vote in the absence of such instructions. Broker non-votes will not be counted as votes cast on a proposal and will have no effect on matters to be voted upon.

A form of proxy is enclosed for use at the Annual Meeting. Proxies will be voted in accordance with shareholders’ instructions. If no instructions are indicated on the proxy, all shares represented by valid proxies received pursuant to the solicitation (and not revoked before they are voted) will be voted (i) FOR the election of the nominees named below as directors, and (ii) FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for the Company’s fiscal year ending December 31, 2004. With respect to any other matter that properly comes before the Annual Meeting or any adjournment thereof, proxy holders will vote on such matter in accordance with the recommendation of the Board of Directors, and if no recommendation is given, in their own discretion and judgment. A proxy may be revoked at any time before it is voted at the Annual Meeting. Proxies may be revoked by (a) delivery of a notice of revocation in writing or by electronic transmission to the Corporate Secretary of the Company or the Company’s designated agent, such notice to be received no later than the business day preceding the Annual Meeting, (b) a properly executed, later-dated proxy, or (c) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, constitute a revocation of a proxy). To be eligible to vote in person at the Annual Meeting, a shareholder must be the registered owner of the shares or, if the shares are held in the name of a broker or bank, bring a legal proxy obtained from such broker or bank.

The cost of solicitation of proxies by the Board of Directors will be borne by the Company. Proxies may be solicited by mail, electronic mail, personal interview, telephone, telegraph or facsimile and, in addition, directors, officers and regular employees of the Company may solicit proxies by such methods without additional remuneration. In addition, the Company has retained W.F. Doring & Co. to aid in the solicitation of proxies for which a fee of approximately $7,000, plus expenses, will be paid. Banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the proxy materials to beneficial owners in order to solicit authorizations for the execution of proxies. The Company will, upon request, reimburse such banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding such proxy materials to the beneficial owners of the Company’s Common Stock.

ELECTION OF DIRECTORS

(Proposal No. 1)

The business and affairs of the Company are managed under the direction of its Board of Directors. The Board of Directors currently consists of eight members, divided into three classes each having a term of three years. The Board of Directors has nominated three current directors for election at the Annual Meeting for a term expiring at the 2007 Annual Meeting of Shareholders and until their successors are elected and qualified. Unless authority to vote for the nominees is withheld in the proxy, the persons named in the accompanying proxy intend to vote the shares represented by the proxy FOR the election as director of the nominees named below. We have no reason to believe that the named nominees will be unavailable to serve if elected. However, if any of the nominees is unavailable to serve for any reason, the proxies may be voted for another person nominated as a substitute by the Board of Directors. Five incumbent directors will continue to serve as directors following the Annual Meeting as set forth below, with three directors having a term expiring at the year 2005 Annual Meeting of Shareholders and two directors having a term expiring at the year 2006 Annual Meeting of Shareholders.

The following biographical information is furnished as to the nominees for election as a director and each of the current directors:

Nominees for Election to the Board of Directors

Three Year Term Expiring at 2007 Annual Meeting of Shareholders

ROBERT S. ROATH, 61, has been a director of the Company since May 1997. Mr. Roath served as Chief Financial Officer and Senior Vice President of RJR Nabisco, Inc. (“RJR Nabisco”) from April 1995 to April 1997 and Corporate Controller and Senior Vice President at RJR Nabisco from September 1990 to April 1995. Mr. Roath has been a part-time consultant and Chairman of the Advisory Board to L.E.K. Consulting, a shareholder-value consulting firm, since May 1997. Mr. Roath is also a member of the Advisory Board to the Roundabout Theatre, a New York City not-for-profit classic theater and is a member of the Advisory Board of the Robert H. Smith School of Business at the University of Maryland.

ROBERT W. SHANER, 55, has been a director of the Company since December 2003. As of February 2004, Mr. Shaner currently serves as Interim Chief Executive Officer of REMEC, Inc., a developer and manufacturer of telecommunications infrastructure products for voice, video and data transfer over wireless networks and sophisticated microwave electronic subsystems for defense radar, communications, and electronic warfare applications. From January 2001 to February 2003, Mr. Shaner served as President of Wireless Operations for Cingular Wireless LLC, a joint venture between the wireless divisions of SBC Communications Inc. and BellSouth Corporation. From November 1999 to January 2001, Mr. Shaner served as the Regional President of SBC Wireless, Inc., a provider of wireless communication services to consumers and businesses. Mr. Shaner served as the President and Chief Executive officer of Pacific Bell Wireless from August 1998 to November 1999 and served as President and Chief Executive Officer of SBCI Europe and Middle East for SBC International, Inc. from March 1997 to July 1998. Mr. Shaner also serves as a director of Central Methodist College, a member of the National Board of Trustees of Boys and Girls Clubs of America, and a director of REMEC, Inc.

ALAN P. ZABARSKY, 56, has been a director of the Company since December 2003. From September 2003 to present, Mr. Zabarsky has served as the Founder and Chief Executive Officer of Technology Consulting Associates, Inc., a consulting practice focused on wireless technology development and product requirements. Mr. Zabarsky has also held numerous executive positions with Motorola, Inc., from June 1976 through July 2002, including Corporate Vice President and Director, Corporate Strategy from May 1999 to July 2002; Corporate Vice President and General Manager, Smart and Connected Products, PCS, January 1998 to May 1999; and Corporate Vice President, Engineering Solutions, Global Telecom Solutions Group. In addition, Mr. Zabarsky also served as Corporate Vice President and Chief Technology Officer, Paging Products Group, Motorola, Inc., from March 1993 to 1998.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL NO. 1 TO ELECT MESSRS. ROATH, SHANER AND ZABARSKY TO THE BOARD OF DIRECTORS.

Members of the Board of Directors Continuing in Office

Three Year Term Expiring at 2005 Annual Meeting of Shareholders

HARRY G. CAMPAGNA, 65, Chairman of the Board of Directors, has been a director of the Company since April 1994. Mr. Campagna has been the President, Chief Executive Officer and Chairman of the Board of Directors of Qualitex Co. for more than the past five years. Qualitex Co. is involved in the manufacturing of items for the garment and textile industries.

STEVEN T. CLONTZ, 53, became a director of the Company in April 1998. In January 1999, Mr. Clontz became President and Chief Executive Officer of StarHub Pte., Ltd. (“StarHub”), an info-communications corporation specializing in fixed, cellular, Broadband, and CableTV services located in Singapore. Mr. Clontz has also served as a director of StarHub since 1999. Mr. Clontz served as President and Chief Executive Officer of IPC Information Systems, Inc. (“IPC”), a New York-based corporation which developed, manufactured and sold specialized telecommunications products and services to the financial trading industry, and served on the Board of Directors of IPC from December 1995 to December 1998. In February 2004, Mr. Clontz was appointed to the Executive Committee of the Board of Directors of Global Crossing Limited, a Bermuda corporation which provides telecommunications solutions over a global IP-based network.

EDWARD KAMINS, 55, became a director of the Company in December 2003. In July 2003, Mr. Kamins became Chief Information Officer and Senior Vice President of Avnet, Inc., a B2B provider of supply chain management and engineering services, and a global distributor of semiconductors, enterprise networks and computer equipment, and embedded subsystems from leading manufacturers. Mr. Kamins joined Avnet in 1996 as Senior Vice President of Business Development for Avnet Computer Marketing. In October 1999, Mr. Kamins was named President of Avnet Applied Computing, a new operating group chartered to serve customers’ embedded computing needs. Mr. Kamins serves on the Advisory Board for the Lupus Foundation of New England, a not-for-profit foundation.

Members of the Board of Directors Continuing in Office

Three Year Term Expiring at 2006 Annual Meeting of Shareholders

D. RIDGELY BOLGIANO, 71, has been a director of the Company since 1981. Mr. Bolgiano has been a Vice President and Chief Scientist of the Company since April 1984 (title distinctions among the Company’s Vice Presidents at the executive level were eliminated and the title nomenclature of all such individuals was revised effective January 1, 2004 without changes to responsibilities), and has served as Chairman of the Board of Directors of InterDigital Technology Corporation, a wholly-owned subsidiary of the Company, since May 1996. Mr. Bolgiano has been affiliated with the Company in various capacities since 1974.

HOWARD E. GOLDBERG, 58, became a director of the Company in November 2000. Mr. Goldberg also serves as Chief Executive Officer and President of the Company, positions he has held since November 2000 and January 2001, respectively. Prior to holding such positions, Mr. Goldberg served as Interim President from September 1999 until January 2001. Mr. Goldberg also held the positions of Executive Vice President, General Counsel and Secretary from May 1995 to October 1998, and Executive Vice President – Strategic Alliances from October 1998 to September 1999.

Committees and Meetings of the

Board of Directors

The Company’s Board of Directors has a number of standing committees including the Audit Committee, the Compensation Committee, the Executive Committee, and the Nominating and Corporate Governance Committee.

The Company’s Audit Committee currently consists of Messrs. Roath (Chairman), Clontz, Kamins and Zabarsky. The Board of Directors has determined that Mr. Roath is a “financial expert” and that he and all other Audit Committee members are “independent” as defined under Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. During 2003, the Audit Committee held seven meetings. The Audit Committee’s principal function is to assist the Board of Directors in the Board of Directors’ general oversight responsibilities relating to the Company’s corporate accounting, financial reporting practices and integrity of financial reports as well as legal and regulatory compliance therewith. The Audit Committee is responsible for the selection, retention and compensation of the Company’s independent accountants, and retains oversight of their independence and performance. The Audit Committee assists in facilitating effective communication between the Board of Directors and the Company’s independent accountants, and regularly reports Audit Committee actions to the full Board of Directors. In addition, the Audit Committee oversees the quality of the Company’s internal accounting control structure and also maintains procedures for handling complaints, including confidential and anonymous submissions made by employees of the Company regarding the Company’s accounting, internal accounting controls and auditing matters. The Audit Committee’s charter is attached to this Proxy Statement as Appendix “A” and is also available on the Company’s website at:

http://www.interdigital.com/corp_gov_audit_comm_charter.shtml.

The Company’s Compensation Committee is composed entirely of independent directors. The Compensation Committee currently consists of Messrs. Campagna (Chairman), Roath, Clontz, and Shaner. The Compensation Committee held nine meetings and acted four times by unanimous written consent in 2003. The primary functions of the Compensation Committee are to (1) assist the Board of Directors in discharging its responsibilities relating to compensation of the Company’s Chief Executive Officer and other executive officers; (2) oversee the Company’s compensation-related policies and programs and the level of awards to employees; and (3) assist the Board of Directors and the Chairman of the Board of Directors in the review, evaluation and succession planning of the Company’s Chief Executive Officer and other members of senior management. The Compensation Committee is also responsible for preparing an annual report on executive compensation in accordance with applicable securities regulations to be included in the Company’s proxy statement. The Compensation Committee shall be guided in the execution of its primary functions by the Board of Director’s philosophy that the interests of key leadership should be aligned with the long-term interests of the Company and its shareholders. A copy of the Compensation Committee’s Charter is available on the Company’s website at:

http://www.interdigital.com/corp_gov_comp_comm_charter.shtml.

The Company’s Executive Committee is composed entirely of independent directors. The Executive Committee currently consists of Messrs. Campagna (Chairman), Roath, and Clontz. The Executive Committee held two meetings and acted two times by unanimous written consent in 2003. The Executive Committee holds and is empowered to exercise the authority of the Board of Directors between Board of Directors meetings in the management of the business affairs of the Company.

The Company’s Nominating and Corporate Governance Committee (the “Nominating Committee”) is composed entirely of independent directors as defined under Nasdaq rules. The Nominating Committee currently consists of Messrs. Campagna (Chairman), Shaner, and Kamins. The Nominating Committee held three meetings in 2003. In 2003 the Board of Directors approved the expansion of the Nominating Committee’s role to include corporate governance matters and adopted a committee charter. A copy of the Nominating Committee’s current Charter is available on the Company’s website at:

http://www.interdigital.com/corp_gov_nominating_comm_charter.shtml. The primary functions of the Nominating Committee are to (1) assist the Board of Directors in identifying and recommending qualified individuals to become board members and committee members; (2) consider matters of corporate governance and recommend to the Board of Directors changes and modifications to the Company’s Corporate Governance Guidelines; and (3) assist the Board of Directors in the review and evaluation processes employed to assess the Board of Directors’ effectiveness. The Nominating Committee will consider nominees recommended by shareholders, that are presented within the time frames, and that are accompanied by the information, required by the Company’s By-Laws. To date the Board of Directors has not received any recommendations from stockholders requesting a candidate be considered for inclusion on the Board of Director’s slate of nominees in the proxy statement. The Board of Directors does not have separate policy for addressing shareholder recommended nominees however, the Board of Directors has determined that if such a recommendation were received it would be considered in the same manner that all director candidates are considered, provided it is submitted in accordance with the requirements in the Company’s By-Laws. Specifically, candidates are evaluated and recommended to the Board of Directors by the Nominating and Corporate Governance Committee. Among the factors considered are a nominee’s experience at policy-making levels in areas relevant to the company’s business, level of personal and professional ethics, integrity and values, and ability to serve the long term interests of shareholders. Additional considerations include the size and diversity of experience of the Board of Directors as an operating body. The Board of Directors also believes that at least one member of the Board of Directors must meet the criteria for an “audit committee financial expert” as defined by SEC rules and that a majority of the members of the Board of Directors meet the definition of an “independent director” under Nasdaq rules. See “Shareholder Proposals” on page 24 of this Proxy Statement.

The Nominating Committee engaged two search firms in 2003 to assist it in finding three new Board members. Two of the current nominees for election to the Board of Directors, Messrs. Shaner and Zabarsky, were recommended to the Nominating Committee by such search firms. The role of the search firms was to identify and screen potential candidates and, with respect to persons in whom the Committee was interested, provide background information and references.

The Board of Directors met twelve times and acted two times by unanimous written consent during 2003. During 2003, each of the above incumbent directors attended at least 75% of the meetings of the Board of Directors and the committees on which they serve. In addition, 5 members of the Board of Directors were in attendance at the 2003 Annual Meeting of Shareholders. Although the Company does not have a formal policy regarding attendance by members of the Board of Directors at the Company’s Annual Meeting of Shareholders, it encourages directors to attend and historically more than a majority have done so.

The Board of Directors provides a process for shareholders to send communications to the Board or any of its directors which is described on the corporate governance section of the Company’s website at http://interdigital.com. The website provides a link enabling shareholders to send communications by e-mail. All such communications will be compiled by the Investor Relations Department of the Company and submitted, as appropriate, to the Board of Directors or specified directors on a periodic basis. Any complaints relating to accounting, internal accounting controls or auditing matters may be made confidentially and must be in writing addressed to the Office of the Ombudsman, P.O. Box 60814, King of Prussia, Pennsylvania 19406-1409.

Compensation of Directors

Each nominee for election to the Board of Directors who is not an officer or employee of the Company (an “Outside Director”) is entitled, to receive a grant of 6,000 Restricted Stock Units (RSUs) under the Company’s 1999 Restricted Stock Plan upon their election or re-election to the Board of Directors by the shareholders. These RSUs are granted automatically upon re-election at the conclusion of the Annual Meeting and vest 2,000 each year beginning the first anniversary of their re-election by the shareholders. In addition, at each Annual Meeting all Outside Directors will be entitled to receive 2,000 RSUs vesting one year later; provided, however, those Outside Directors who continue to have options vesting under the Company’s previous director compensation program will not be eligible to receive this annual automatic grant of 2,000 RSUs until the Annual Meeting following the final vesting of such options.

Outside Directors are also entitled to an annual monetary director fee of $25,000 for a full calendar year of service. A pro-rata portion of the $25,000 fee is paid for service of less than a full year. Outside Directors also receive a $5,000 fee per annum for each committee membership, or a $15,000 fee if they serve as a Committee Chair ($30,000 in the case of the chair of the Audit Committee). Payment of fees are made on a quarterly basis or may be deferred by the director. The Company also reimburses Outside Directors for certain expenses incurred in attending Board of Directors and committee meetings and travel on behalf of the Company.

In connection with his service as Chairman of the Board of Directors during 2003, Mr. Campagna was awarded 20,000 restricted stock units (“RSUs”) in 2004. In connection with his service on the Board of Directors during 2003, Mr. Roath was awarded 8,000 RSUs in 2004. Such RSUs are generally forfeitable by the individual if he ceases to serve as a director before the RSUs vest 2 years after their grant date, do not have voting rights, and are not deemed to be outstanding shares.

Compliance with Section 16(a)

of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC, initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten percent shareholders (collectively, the “Reporting Persons”) are additionally required to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representations of the Reporting Persons that no other reports were required with respect to fiscal year ending December 31, 2003, the Reporting Persons complied with Section 16(a) filing requirements.

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics (the “Code”) that applies to all Company employees, officers and directors. The Code is available on the Company’s website at:

http://www.interdigital.com/corp_gov_main.shtml

Executive Compensation

Compensation Committee Report on Executive Compensation

General

The undersigned directors constitute the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”). All members are independent directors as proscribed by the Compensation Committee’s Charter. The Committee is charged with overall responsibility for the establishment, modification and implementation of executive compensation and benefit programs of the Company. Our primary duties include: adopting compensation plans, setting annual salaries for executive officers, determining bonus and other direct and indirect benefits for executive officers and other employees, and administering Company equity incentive plans including the grant of awards under such plans to all eligible persons.

The Committee’s overarching philosophy can best be defined as one of shareholder value creation. The Committee believes that shareholder value creation can be achieved through a compensation program that seeks to align management compensation to the Company’s performance, attract and retain highly qualified management, reward executives who contribute to the long term success of the Company and align the long-term interests of management with those of shareholders.

Changes in Executive Compensation for 2004

In 2003 the Committee undertook a comprehensive review of the Company’s overall compensation program with the assistance of outside compensation consultants. The assessment resulted in a number of changes aimed at value creation, which take effect in fiscal 2004. In particular, the Committee’s actions included approval of (i) a Long Term Incentive Plan providing cash awards tied to Company performance, (ii) the use Restricted Stock Units as a vehicle for long-term equity compensation, and (iii) stock ownership guidelines for executive officers. It is the Committee’s view that by creating a compensation program that promotes long term wealth accumulation by management, management’s interests are better aligned with those of shareholders. Additionally, revisions were made to the Company’s Inventor Award Program, the Company’s Savings and Protection Plan (“401(k) Plan”) and the Employee Stock Purchase Plan, and a cash award perquisite program was instituted which entitles all employees, on a annual basis, to 3.5% of their annual salary.

Corporate Performance

As part of its approval of the annual compensation of the Company’s executive officers and its Chief Executive Officer, the Compensation Committee reviews accomplishments of the prior year. The Committee evaluates and rates company performance against each of the corporate goals for the year. While achievement of corporate goals is the primary driver of executive compensation, individual performance is also considered. The Committee also approves corporate goals for the ensuing year.

Executive Compensation

The principal elements of executive compensation in 2003 were: base salary, performance-based annual bonus, and limited grants of stock-based compensation. Perquisites have not been a significant component of executive compensation.

Base Salary

It is the Compensation Committee’s practice to meet throughout the course of the year to review executive compensation, and meet at least annually to review and approve salary increases for executive officers, including the Chief Executive Officer. The Committee’s policy is generally to set and maintain competitive base salaries for each executive officer, including the Chief Executive Officer, for equivalent jobs with similarly situated employers. Additional considerations in establishing base salaries and annual increases for fiscal 2003 included Company and individual performance, and a subjective assessment of the officer’s contributions and performance during the prior fiscal year. Base salaries and adjustments for executive officers other than the Chief Executive Officer are based primarily upon recommendations from the Chief Executive Officer, and for a limited number of executive officers, upon recommendations from the Chief Operating Officer and Chief Executive Officer. Base salary and adjustments for the Chief Executive Officer are based largely upon recommendations from the Chairman of the Board of Directors. All executive officers employed in January 2003 received a percentage merit increase to their salaries and one executive received an upward adjustment to align his salary to other senior executives.

Performance-Based Annual Bonus

For several years, the Committee has used a company-wide bonus plan as part of an overall strategy designed to drive achievement toward specified goals and give employees a stake in the performance of the Company. The bonus plan provides for the payment of annual incentives to executive officers, including the Chief Executive Officer, based on two factors: the Company’s actual results measured against its annual corporate goals, and individual performance appraisals. Each executive officer is assigned a target bonus representing a percentage of salary based on such individual’s position with the Company. If the Company achieves certain target business performance results and the executive achieves certain target appraisal ratings, the executive will be paid the target bonus. If actual results vary from such targets, the bonus paid may be adjusted up or down to reflect the variation. In keeping with our philosophy to align the interests of executive officers with the interests of our shareholders, up to 30% of an executive officer’s bonus may be paid in shares of restricted stock. Generally, these shares are restricted as to transferability for a two-year period, but are not forfeitable. The shares have full voting power and the right to receive dividends. Due to the restriction on transferability of the shares, the Committee also provides cash compensation in the form of a tax gross-up to cover each executive officer’s tax liability associated with the restricted stock grant.

The 2003 corporate goals were based on financial performance, growth innovation programs, technology and product development milestones, contributions to and positioning in standards, management development, corporate communications and corporate governance activities, and success in leveraging intellectual property. The Company’s actual performance in 2003 in three cases met, in two cases exceeded, and in two cases fell below the established business goals. Due to changed market conditions one goal was eliminated by mutual decision of management and the Board of Directors. As a result, the Committee scored corporate goals as achieved in the aggregate at 100%. Individual performance measures for executive officers other than the Chief Executive Officer were based partially upon recommendations from the Chief Executive Officer and partially on the Committee’s view of individual performance. In considering the Chief Executive Officer’s annual bonus, the Committee considered the factors described above as well as his leadership and individual performance in implementing the business activities associated with the achievement of the business goals. The corporate performance score was weighed, together with the Committee’s measure as to each executive’s individual performance, including that of the Chief Executive Officer, and the annual bonus amount for each executive officer was approved. As a result of the Company meeting all of its business goals, the Chief Executive Officer and three of the Company’s executive officers each received 100% or more of his respective target bonus for 2003. In addition, with the exception of one executive whose employment with the Company has terminated, the full 30% of each executive’s bonus award for 2003 was paid in the form of restricted stock.

Long-Term Equity Incentives

Historically, the Compensation Committee has granted stock options, restricted stock (i.e., shares with time-based restrictions on transferability), and restricted stock units (i.e., nontransferable rights to acquire Common Stock or “RSUs”) to executive officers as long-term incentives. These equity incentives were awarded to focus executives on shareholder value and to serve as a retention mechanism.

In 2003, the use of stock options was limited to new hire grants, a one-time grant to non-management employees, and as a part of the Company’s Inventor Award Program.

Based on the Committee’s desire to maintain a compensation policy that reflects the market’s evolution in compensation strategies, no stock options were granted to any executive officer, including the Chief Executive Officer, in 2003. The only equity awards received by executive officers in 2003 were those granted pursuant to the Company’s annual bonus program, described above. Recognizing the value of long-term equity incentive in executive compensation, the Committee’s recent revisions to the Company’s compensation program provide for such incentives to be paid in the form of RSUs with time-based vesting. RSUs have the added benefit of reducing share dilution in that the number of shares awarded is generally less than the number of option shares that would customarily be granted.

For a number of years the Committee has used an Inventors Award Program which grants options to employees in connection with the filing of patent applications in order to induce creativity and reward patentable innovations. As part of the Committee’s comprehensive review and revision to the Company’s compensation program, future awards under the Inventor Award Program will be made in cash rather than options.

Perquisites

Selective perquisites were given to certain executive officers in 2003. Mr. Goldberg, as Chief Executive Officer, was paid an allowance for a car. One other executive officer received perquisites in connection with housing.

Stock Ownership Guidelines

Minimum stock ownership guidelines for all senior officers and Outside Directors were established in late 2003. Such ownership includes stock (including that held through the Company’s 401(k)), restricted stock and RSUs. With guidance from outside compensation consultants, the Chief Executive Officer’s target ownership within five years is set at an amount of Company stock equal in value to four times his current annual base salary. Other executives are expected, within five years of the date they became subject to the guidelines, to own InterDigital stock approximately equivalent in value to a specified multiple of either one, two or three times their current annual base salary. Executives and directors are permitted to enter 10b5-1 trading plans to sell restricted stock and RSUs and to exercise and sell options and warrants that are expiring. Mr. Goldberg and Mr. Campagna have each entered such plans in connection with options and warrants respectively, expiring in 2004.

Section 162(m) Tax Matters

Section 162(m) of the Internal Revenue Code generally limits the Company’s tax deduction for compensation to its Chief Executive Officer and four other most highly compensated executive officers to $1 million per person in any tax year unless the plan and awards under which any portion of the compensation is paid meet specified requirements. In implementing compensation plans, the Committee considers the effects of Section 162(m) and generally seeks to preserve the tax deductibility of compensation to executive officers, to the extent that this objective does not impair the operation and effectiveness of the Company’s compensation programs. It is possible, however, that recent equity grants coupled with cash awards under the newly approved LTIP may result in non-deductible compensation to executive officers in the future.

COMPENSATION COMMITTEE:

Harry G. Campagna, Chairman

Steven T. Clontz

Robert S. Roath

Robert W. Shaner

Summary Compensation Table

The following table sets forth certain information concerning the annual and long-term compensation paid to or for the Company’s Chief Executive Officer during the fiscal year ended December 31, 2003, and the Company’s other four most highly compensated executive officers each of whose total annual salary and bonus exceeded $100,000 in 2003 (collectively, the “Named Officers”), for services rendered to the Company and its subsidiaries during fiscal years 2003, 2002, and 2001.

	Annual Compensation							Long-Term Compensation Awards	All Other Compensation ($)(3)
Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)(1)		Other Annual Compensation ($)(2)		Securities Underlying Options / SARs (#)
Howard E. Goldberg Chief Executive Officer and President	2003 2002 2001	$ $ $	404,050 388,500 363,139	$ $ $	230,309 204,589 276,834	$ $ $	63,792 65,800 77,038	0 0 70,000	$ $ $	7,344 6,736 3,558

Alain C. Briancon Chief Technology Officer	2003 2002 2001	$ $ $	272,500 260,000 247,026	$ $ $	121,093 106,690 125,000		— — —	0 2,250 81,250	$ $ $	4,952 5,800 43,758

William J. Merritt General Patent Counsel; President, InterDigital Technology Corporation	2003 2002 2001	$ $ $	273,250 262,250 224,337	$ $ $	114,766 91,722 125,000		— — —	0 0 125,000	$ $ $	6,468 5,813 2,566

Charles R. Tilden Chief Operating Officer	2003 2002 2001	$ $ $	260,200 249,000 222,525	$ $ $	102,779 89,577 109,480		— — —	0 0 80,000	$ $ $	6,719 5,950 3,264

Mark A. Lemmo Senior Business Development Officer	2003 2002 2001	$ $ $	253,800 244,500 233,730	$ $ $	97,713 83,069 102,841		— — —	0 0 50,000	$ $ $	6,458 5,939 2,925

(1)	Amounts listed as bonuses in each fiscal year were accrued but not paid until the following year for each Named Officer. Thirty percent of the bonuses accrued for 2003 were paid in shares of Common Stock that may not be transferred for a period of two years.

(2)	As permitted by rules established by the SEC, no amounts are required to be shown with respect to certain “perquisites” where such amounts, in the aggregate, do not exceed the lesser of 10% of the total annual salary and bonus of the Named Officer, or $50,000. Each perquisite that comprises at least 25% of the total amount of perquisites is also required to be described. The Company has elected, however, to disclose such information for all Named Officers during 2003. Mr. Goldberg’s other annual compensation included an allowance for a car valued at $20,630, and a tax reimbursement valued at $43,162 associated with restricted stock received as part of the annual executive bonus. Dr. Briancon’s other annual compensation consisted of an allowance for temporary housing valued at $11,979 and a tax reimbursement valued at $22,694 associated with restricted stock received as part of the annual executive bonus. Messrs. Merritt, Tilden and Lemmo each received other annual compensation in the form of tax reimbursements associated with restricted stock received as part of the annual executive bonus and valued at $21,508, $19,262, and $18,312, respectively.
(3)	Amounts listed under “All Other Compensation” for 2003 represent the dollar value of insurance premiums with respect to term life insurance (Mr. Goldberg, $1,344; Dr. Briancon, $325; Mr. Merritt, $468; Mr. Tilden, $719; and Mr. Lemmo, $469); and 401(k) matching contributions by the Company (Mr. Goldberg, $6,000; Dr. Briancon, $4,627; Mr. Merritt, $6,000; Mr. Tilden, $6,000; and Mr. Lemmo, $5,989).

Named Officer Employment Agreements

Each of the current Named Officers has entered into an employment agreement with the Company (each, an “Employment Agreement”, and collectively, the “Employment Agreements”) that provides severance pay benefits, among other things, in certain events of termination of employment. The Employment Agreements provide that, in the event the executive’s employment is terminated by the Company without “cause” or in the case of voluntary termination by the executive with “good reason” (as each term is defined in the Employment Agreements), the Company generally must pay severance up to one year’s salary and continuation of medical and dental benefits (eighteen months for salary and benefit continuation in the case of the Chief Executive Officer) and that the Company may enforce up to a one year covenant not to compete. In addition, these Employment Agreements (with the exception of Mr. Goldberg’s) provide that, in the case of voluntary termination by the executive without “good reason”, the Company generally may elect to pay severance of up to one year’s salary and continuation of medical and dental benefits during which time the individual is subject to non-compete provisions. The Employment Agreements also provide a one-year covenant-not-to-compete without payment of severance following termination by the Company for “cause”. In the event of a voluntary or involuntary termination of the executive’s employment within one year after a “change of control” (which term is generally defined as the acquisition, including by merger or consolidation, or by the issuance by the Company, of its securities, by one or more persons in one transaction or a series of related transactions, of more than fifty percent of the voting power represented by the outstanding stock of the Company or a sale of substantially all the assets of the Company), the Employment Agreements provide that the executive would generally receive two years salary and the immediate vesting of all stock options and restricted stock and RSUs. The Employment Agreements also provide that if any amount payable to the officers is subject to a federal excise tax imposed on “excess parachute payments”, the officer shall be entitled to a cash payment sufficient to indemnify him for such tax. In certain circumstances, executives are also entitled to a pro-rata bonus payment in the event of involuntary termination of employment.

Under the terms of his Employment Agreement, Mr. Goldberg’s service as director of the Company is conditioned upon his retention as Chief Executive Officer. Mr. Goldberg’s Employment Agreement also provides for a one-year covenant-not-to-compete regardless of the reason for termination and independent of any obligation the Company may have to pay severance.

The Employment Agreements (originally executed between October 1996 and December 2001) provide for the payment of annual salaries to said Executive Officers that may be increased from time-to-time. Current salaries paid pursuant to the Employment Agreements are: Mr. Goldberg, $418,200; Mr. Merritt, $283,000; Dr. Briancon, $282,000; Mr. Tilden, $269,350; and Mr. Lemmo, $263,000.

Aggregated Option Exercises in Last Fiscal Year and

Fiscal Year-End Option Values

The following table sets forth certain information concerning stock options exercised by the Named Officers during fiscal 2003, and unexercised stock options held by them at the end of fiscal 2003. The Company did not grant any stock options to any of the Named Officers during fiscal 2003.

Name	Shares Acquired on Exercise (#)(1)	Value Realized ($)(2)	Number of Securities Underlying Unexercised Options At Fiscal Year-End (#)		Value of Unexercised In-the-Money Options At Fiscal Year-End ($)(3)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Howard E. Goldberg	92,500	$1,823,366	383,266	8,334	$4,620,361	$91,674
Alain C. Briancon	16,666	$397,169	49,667	7,167	$650,731	$70,647
William J. Merritt	60,000	$1,357,314	226,499	12,501	$2,379,286	$116,926
Charles R. Tilden	94,669	$1,954,242	133,164	9,167	$1,431,695	$106,037
Mark A. Lemmo	50,900	$1,273,625	209,933	4,167	$2,587,949	$45,837

(1)	In certain instances, shares obtained through the exercise of options were not sold at the time of exercise but were retained by the individual.
(2)	Calculated by subtracting the exercise price from the market value of the Company’s Common Stock on the exercise date, then multiplying by the number of shares exercised. All values are on a pre-tax basis.
(3)	The values in this column are based on the closing sale price of the Common Stock ($20.60) on December 31, 2003, the last trading day of the Company’s 2003 fiscal year.

Shareholder Return Performance Graph

The following graph compares, for the period from December 31, 1998 to December 31, 2003, the yearly change in the cumulative total return to holders of the Company’s Common Stock with the cumulative total return of the Nasdaq Stock Market U.S. Companies Index, as compiled by the Center for Research in Security Prices, The University of Chicago, Graduate School of Business, and of the Nasdaq Telecommunications Stocks Index, an industry group consisting of U.S. and foreign telecommunications companies.

Comparison of Five-Year Cumulative Total Returns
Performance Graph for
InterDigital Communications Corporation

Produced on 04/16/2004 including data to 12/31/2003

$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
12/31/1998
12/31/1999
12/29/2000
12/31/2001
12/31/2002
12/31/2003
451.5
91.7
38.8

Legend

Symbol	CRSP Total Returns Index for:	12/1998	12/1999	12/2000	12/2001	12/2002	12/2003
——— ■	InterDigital Communications Corporation	100.0	1643.8	118.5	212.6	319.1	451.5
— — — ★	Nasdaq Stock Market (US Companies)	100.0	185.4	111.8	88.7	61.3	91.7
- - - - ▲	Nasdaq Telecommunications Stocks SIC 4800-4899 US & Foreign	100.0	178.7	76.1	50.6	23.3	38.8

Notes:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D. The index level for all series was set to $100.0 on 12/31/1998.

The above graph assumes that the value of the investment in InterDigital Communications Corporation, the Nasdaq Stock Market U.S. Companies Index, and the Nasdaq Telecommunications Stocks Index was $100 at the market close on December 31, 1998 (the last trading day in 1998), and that all dividends paid by companies included in the Nasdaq Stock Market U.S. Companies Index and Nasdaq Telecommunications Stocks Index were reinvested. During this period the Company has not declared or paid any dividends on its Common Stock.

Security Ownership of

Certain Beneficial Owners

The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock, as of December 31, 2003, by each person known to the Company to be the beneficial owner of more than 5% of any class of the Company’s outstanding Common Stock. The following information is based solely upon such shareholder’s Schedule 13G, dated February 13, 2004, as filed with the SEC.

Name and Address of Beneficial Owner	Amount and Nature of Ownership (1)	Percent of Common Stock Outstanding
Heartland Advisors, Inc. 789 North Water Street Milwaukee, WI 53202	3,650,197	6.6%

William J. Nasgovitz c/o Heartland Advisor’s, Inc. 789 North Water Street Milwaukee, WI 53202

(1)	Heartland Advisors, Inc. does not retain sole voting or sole dispositive power as to the above shares, but does retain shared voting and shared dispositive power as to 3,488,497 and 3,650,197 shares, respectively. All such shares are held in various investment advisory accounts of Heartland Advisors, Inc., and no such account is known to have an interest relating to more than 5% of the class. The 3,650,197 shares may also be deemed beneficially owned by Mr. William J. Nasgovitz, President and principal shareholder of Heartland Advisors, Inc., as a result of his position with and ownership interest in Heartland Advisors, Inc., which could be deemed to confer upon him voting and/or investment power over such shares. Heartland Advisors, Inc. and Mr. Nasgovitz each specifically disclaim beneficial ownership of these shares.

Security Ownership of Management

The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock, as of April 6, 2004, by each of the Company’s directors, by each of the Named Officers, and by all executive officers and directors of the Company as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares listed.

Name of Beneficial Owner	Amount and Nature of Ownership (1)(2)(3)	Percent of Common Stock Outstanding (if greater than 1%) (4)
D. Ridgely Bolgiano	409,919	—
Alain C. Briancon	60,929	—
Harry G. Campagna	757,725	1.3%
Steven T. Clontz	167,448	—
Edward Kamins	2,000	—
Howard E. Goldberg	475,116	—
Mark A. Lemmo	243,666	—
William J. Merritt	259,724	—
Robert S. Roath	288,306	—
Charles R. Tilden	193,353	—
Robert Shaner	2,000	—
Alan Zabarsky	2,000	—
All directors and officers as a group (17 persons)	3,299,156	5.7%

(1)	Includes the following number of shares of Common Stock which may be acquired by the named beneficial owners identified in the table, through the exercise of options or warrants which were exercisable as of April 6, 2004 or will become exercisable within 60 days of such date: Mr. Bolgiano, 281,633; Dr. Briancon, 51,667; Mr. Campagna, 647,725; Mr. Clontz, 140,448; Mr. Goldberg, 384,016; Mr. Kamins, 2,000; Mr. Lemmo, 209,933; Mr. Merritt, 226,499; Mr. Roath, 212,190; Mr. Shaner, 2,000; Mr. Tilden, 133,164; and Mr. Zabarsky, 2,000; together with all directors and executive officers as a group (17 persons), 2,661,628 shares.
(2)	Does not include ownership of RSUs, which constitute rights to receive Common Stock under the Company’s 1999 Restricted Stock Plan at a future date. Such RSUs are forfeitable under certain circumstances, do not have voting rights and are not deemed to be outstanding shares. The named beneficial owners owning RSUs as of April 6, 2004 are as follows: Mr. Bolgiano, 0; Dr. Briancon, 9,625; Mr. Campagna, 170,000; Mr. Clontz, 12,000; Mr. Goldberg, 19,031; Mr. Kamins, 6,000; Mr. Lemmo, 8,976; Mr. Merritt, 10,732; Mr. Roath, 26,000; Mr. Shaner, 6,000; Mr. Tilden, 10,214; and Mr. Zabarsky, 6,000; together with all directors and executive officers as a group (17 persons), 308,960 RSUs.
(3)	Includes the following number of shares of Common Stock acquired by the Named Officers and all executive officers of the Company as a group through participation in the Company’s Savings and Protection Plan (the “401(k) Plan”). The Named Officers and executive officers have both dispositive and voting power as to these shares. Ownership of shares of Common Stock under the 401(k) Plan by the Named Officers as of April 6, 2004 is as follows: Mr. Goldberg, 773 shares; Mr. Merritt, 697 shares; Dr. Briancon, 654 shares; Mr. Tilden, 639 shares; and Mr. Lemmo, 596 shares.
(4)	Based upon 57,525,660 shares of Common Stock issued and outstanding at April 6, 2004.

Compensation Committee Interlocks

and Insider Participation

During 2003 the following directors served on the Compensation Committee of the Board of Directors: Messrs. Campagna (Chairman), Roath, Clontz and Shaner. None of the aforementioned Compensation Committee members was an officer or employee of the Company or any of its subsidiaries during 2003, or was formerly an officer of the Company or any of its subsidiaries.

Summary of All Existing Equity Compensation Plans

The following table summarizes the Company’s equity compensation plan information regarding the Common Stock authorized for issuance thereunder, as of December 31, 2003.

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in 1st column)
Equity compensation plan(s) approved by InterDigital shareholders (1)	8,090,015	(2)	$12.63	1,918,180	(3)
Equity compensation plans not approved by InterDigital shareholders (4)	1,551,205		$15.17	2,564,093	(5)
Total	82,460,220		$13.04	4,482,273

(1)	These plans include the Company’s Employee Stock Purchase Plan, the 2000 Stock Award and Incentive Plan (the “2000 Plan”), and prior stock incentive plans no longer in effect.
(2)	In accordance with applicable regulations, no information is provided concerning the Company’s shareholder-approved tax-qualified Employee Stock Purchase Plan.
(3)	Of these shares, 939,452 shares remain available for grant under the Company’s Employee Stock Purchase Plan, and 978,728 shares remain available for grant under the 2000 Plan.
(4)	Common Stock of the Company may be issued under the Company’s 2002 Stock Award and Incentive Plan (the “2002 Plan”) and the 1999 Restricted Stock Plan (the “1999 Plan”). See Note 11, “Notes to Consolidated Financial Statements” included in our Annual Report on Form 10-K for the year ended December 31, 2003 for a description of these plans. In accordance with applicable regulations, no information is provided concerning the Company’s tax-qualified Savings and Protection (401(k)) Plan.
(5)	Of these shares, 82,584 shares remain available for grant under the 2002 Plan, and 2,481,509 shares remain available for grant under the 1999 Plan.

Audit Committee Report

The Audit Committee of the Board of Directors (the “Committee”) is composed of four directors whom the Board of Directors has determined meet the independence and financial literacy and sophistication requirements of existing and proposed Nasdaq National Market (“Nasdaq”) listing standards, the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and U.S. Securities and Exchange Commission (“SEC”) regulations. The Company’s Audit Committee has, for many years, been composed entirely of non-management directors. The Committee acts pursuant to a Charter which was adopted by the Company’s Board of Directors and is subject to periodic review. The Committee’s current charter is attached to this Proxy Statement as Appendix “A”.

The Committee’s primary function is to oversee the Company’s financial reporting process on behalf of the Board of Directors. In fulfilling our oversight responsibilities, we reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2003 with management and PwC, the Company’s independent accountant for such year. Management has represented to us that the Company’s consolidated financial statements were prepared in accordance with accounting principles, generally accepted in the United States and considered appropriate in the circumstances to present fairly the Company’s financial position, results of operations and cash flows. Further, we have discussed with PwC the matters required to be discussed with the independent auditor by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees”, which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements.

This Committee has also received and reviewed the written disclosures and the letter from PwC required by the Independence Standards Board Standard No.1, Independent Discussion with Audit Committees, which relates to the accountant’s independence from the Company and its related entities, and has discussed with PwC their independence from the Company.

Based on the reviews and discussions with management and the independent accountants referred to above, we recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the SEC.

AUDIT COMMITTEE:

Robert S. Roath, Chairman

Steven T. Clontz

Edward Kamins

Alan P. Zabarsky

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

(Proposal No. 2)

The Board of Directors, upon recommendation of the Audit Committee, has appointed PricewaterhouseCoopers LLP (“PwC”) as independent accountants to examine the financial statements of the Company for the year ending December 31, 2004. PwC has served as independent accountants for the Company since 2002.

Although the submission of the appointment of PwC is not required by law or the By-Laws of the Company, the Board of Directors is submitting it to the shareholders to ascertain their views. If the shareholders do not ratify the appointment, the Board of Directors will not be bound to seek other independent accountants for 2004, but the selection of other independent accountants will be considered in future years. To be ratified, the appointment must be approved by the affirmative vote of a majority of the votes cast by shareholders present at the Annual Meeting, in person or by proxy, and entitled to vote.

Representatives from PwC will be present at the Annual Meeting to make a statement, if they so desire, and will be available to respond to appropriate questions.

Prior Engagement of Arthur Andersen LLP as Independent Accountants

On April 10, 2002, the Board of Directors of the Company, upon recommendation of the Audit Committee, determined not to engage Arthur Andersen LLP (“Arthur Andersen”) as the Company’s principal independent accountants, and engaged PwC to serve as the Company’s principal independent accountants for fiscal year ending December 31, 2002. Prior to its replacement, Arthur Andersen’s reports on the consolidated financial statements of the Company and its subsidiaries for the two most recent fiscal years ended December 31, 2001, did not contain any adverse opinion or disclaimer of opinion, nor were such statements qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years ended December 31, 2001, and the subsequent interim period through April 10, 2002:

(i) there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to Arthur Andersen’s satisfaction, would have caused Arthur Andersen to make reference to the matter of the disagreement in its reports;

(ii) Arthur Andersen did not advise the Company that:

(a) the internal controls necessary for the Company to develop reliable financial statements do not exist;

(b) information had come to the attention of Arthur Andersen that had led it to no longer be able to rely on management’s representations, or that made Arthur Andersen unwilling to be associated with the financial statements prepared by management;

(c) Arthur Andersen needed to significantly expand the scope of its audit or that new information had come to its attention that did (or if further investigated could) materially impact the fairness or reliability of a previously issued audit report or underlying financial statements; or

(d) information had been brought to the attention of Arthur Andersen LLP which if further investigated could have caused it to be unwilling to rely on management’s representations or be associated with the Company’s financial statements; and

(iii) the Company did not consult PwC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any of the types of matters or events described in (ii) above.

Principal Accountant Fees and Services

The following table presents aggregate fees for professional audit services rendered by PwC for the audit of the Company’s annual financial statements for the fiscal years ending December 2002 and 2003, respectively, as well as the aggregate fees billed by PwC for other services rendered to the Company during those periods:

Description of Fees	December 31, 2003	December 31, 2002
Audit Fees (1)	$233,000	$219,200
Audit-Related Fees (2)	$12,500	$8,600
Tax Fees (3)	$274,100	$40,000
All Other Fees (4)	$1,400	$1,400
Total	$521,000	$269,200

(1)	Audit Fees consist of the aggregate fees billed by PwC in the above two fiscal years for professional services rendered by PwC for the audit of the Company’s consolidated annual financial statements, for review of the Company’s interim consolidated quarterly financial statements included in the Company’s Forms 10-Q, and services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for the above fiscal years.

(2)	Audit-Related Fees consist of the aggregate fees billed by PwC in the above two fiscal years for assurance and related services by PwC with regard to the audit of the Company’s Savings and Protection Plan.

(3)	Tax Fees consist of the aggregate fees billed by PwC in the above two fiscal years for professional services rendered by PwC for tax compliance, including the preparation of tax returns, claims for refund, domestic and international tax planning and advice, other tax services including tax advice related to our acquisition of assets in 2003.

(4)	All Other Fees consist of the aggregate fees billed by PwC in the above two fiscal years for certain accounting regulation and disclosure software purchased by the Company through PwC.

The Audit Committee has determined the rendering of all non-audit services by PwC is compatible with maintaining PwC’s independence as the Company’s principal independent accountants for the fiscal year ending December 31, 2003.

Audit Committee Pre-Approval Policy for Audit and Non-Audit Services of

Independent Auditor

The Audit Committee’s policy requires that it pre-approve all audit and non-audit services and related fees to be performed by the Company’s independent auditor in order to assure that the provision of such services does not impair the independent auditors’ independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Also, proposed services exceeding pre-approved cost levels require specific pre-approval.

Consistent with the rules established by the SEC, proposed services to be provided by the Company’s independent auditor will be evaluated by grouping the service fees under one of the following four categories: Audit Services, Audit-Related Services, Tax Services and All Other Services. All proposed services shall be discussed and approved by the Company’s Audit Committee. In order to render approval, the Audit Committee shall have available a schedule of services and fees approved by category for the current year for reference and specific detail must be provided. The Audit Committee will not pre-approve services related only to the broad categories noted above.

The Audit Committee has delegated pre-approval authority to its Chairperson for cases where independent auditor services must be expedited. The Company’s management shall provide the Audit Committee with reports at each Audit Committee meeting of all pre-approved services and related fees by category incurred during the current fiscal year with forecasts of additional services anticipated during the year.

One hundred percent of the Audit-Related Fees, Tax Fees and All Other Fees described above were approved by the Company’s Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 2 TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2004.

Shareholder Proposals

Shareholders may make proposals to be considered at the 2005 Annual Meeting of Shareholders (“2005 Annual Meeting”). To be eligible for inclusion in the Company’s proxy materials for the 2005 Annual Meeting, a proposal intended to be presented by a shareholder for action at that meeting must, in addition to meeting the shareholder eligibility requirements of the SEC’s rules governing such proposals, be received not later than December 27, 2004, at the Company’s principal executive offices, 781 Third Avenue, King of Prussia, Pennsylvania 19406-1409, Attention: Corporate Secretary.

In connection with the 2005 Annual Meeting of Shareholders, and in accordance with the Company’s By-Laws, no business may be brought before such annual meeting unless: specified in the notice of meeting; or otherwise brought before the meeting by or at the direction of the Board of Directors; or brought by a shareholder who has delivered notice to the Company (containing certain information specified in the By-Laws) not earlier than March 5, 2005 or later than April 4, 2005, or within the time frame specified in the preceding paragraph.

The form of proxy issued with our 2005 Proxy Statement will confer discretionary authority to vote for or against any valid proposal made by a shareholder at our 2005 Annual Meeting and which is not included in our proxy statement. However, such discretionary authority may not be exercised if the shareholder proponent has provided to our Corporate Secretary notice of such proposal within the time frames set forth above, and certain other conditions provided for in the SEC’s rules have been satisfied.

A copy of the full text of the By-Law provisions discussed above may be obtained by writing to the Corporate Secretary, InterDigital Communications Corporation, 781 Third Avenue, King of Prussia, PA 19406-1409.

Other Matters

As of the date of this Proxy Statement, we do not know of any items, other than those identified in the Notice of Annual Meeting of Shareholders, which may properly come before the Annual Meeting. However, if other matters should properly come before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment in such matters.

Miscellaneous

Information following the caption “Item 1. Business. Executive Officers” to, but not including, the caption “Item 1. Business. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, is incorporated by reference herein.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, BUT EXCLUDING EXHIBITS, AS FILED WITH THE SEC FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, MAY BE OBTAINED BY SHAREHOLDERS WITHOUT CHARGE BY WRITTEN OR ORAL REQUEST DIRECTED TO LAWRENCE F. SHAY, CORPORATE SECRETARY, INTERDIGITAL COMMUNICATIONS CORPORATION, 781 THIRD AVENUE, KING OF PRUSSIA, PENNSYLVANIA 19406-1409. COPIES OF THE ANNUAL REPORT ON FORM 10-K MAY ALSO BE ACCESSED ON THE INTERNET AT HTTP://WWW.INTERDIGITAL.COM OR AT THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV. REQUESTS FOR EXHIBITS TO THE FORM 10-K WILL BE PROVIDED FOR A FEE FOR COPYING AND MAILING EXPENSES.

By Order of the Board of Directors

/s/ Lawrence F. Shay
Lawrence F. Shay
General Counsel and Corporate Secretary

King of Prussia, Pennsylvania

April 23, 2004

APPENDIX “A”

INTERDIGITAL COMMUNICATIONS CORPORATION

AUDIT COMMITTEE CHARTER

Function

The primary function of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) in fulfilling its oversight responsibilities related to corporate accounting, financial reporting practices and integrity of financial reports as well as legal and regulatory compliance therewith. The Committee will provide support for management’s efforts to enhance the quality of the Company’s internal control structure and help to facilitate effective communication between the Board and the Company’s independent accountants.

Organization

The Committee will be comprised of three or more directors of the Board, each of whom is independent of management and the Company. The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq Stock Market, and federal laws and regulations applicable to audit committees. Further, all members of the Committee must have a basic understanding of accounting policies and be able to read and understand financial statements, including a company’s balance sheet, income statement, and cash flow statement. At least one member of the Committee shall be an audit committee financial expert, within the meaning of applicable Securities and Exchange Commission and Nasdaq rules.

Meetings

The Committee will meet at least quarterly each year, and at any additional time as either the Board or the Committee deems necessary. The Committee Chairman has the power to call a Committee meeting whenever he or she determines there is a need. Meetings will follow an agenda and approved minutes of the meeting will be maintained.

The Company’s independent accountants will generally be requested to attend Committee meetings. The Committee may request members of management or others to attend meetings and to provide pertinent information as necessary. The Committee will provide management, the independent accountants and other persons as appropriate with opportunities to meet in private sessions with the Committee to discuss any matters the Committee or these groups believe should be discussed privately.

Responsibilities

General Responsibilities

•	The Committee provides open avenues of communication with management, the independent accountants and the Board.

•	The Committee must report Committee actions to the full Board and may make appropriate recommendations.

•	In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company, and may meet with the general counsel and/or other members of management of the Company.

•	The Committee will establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and for the confidential, anonymous submission by employees of the Company regarding questionable accounting or auditing matters.

•	The Committee will have the authority to engage independent counsel and other advisors, as it determines necessary to carry out its duties.

•	All auditing services and permissible non-audit services provided to the Company by its independent accountants will be pre-approved by the Committee, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Chairman of the Committee shall have the authority to grant pre-approvals of audit and permissible non-audit services, provided that all pre-approvals by the Chairman shall be presented to the full Committee at its next scheduled meeting.

•	The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent accountants and to any advisors engaged by the Audit Committee.

Responsibilities for Engaging Independent Accountants

•	The Committee will be directly responsible for the appointment, compensation, and oversight of the work of the independent accountants (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent accountants will report directly to the Committee.

•	The Committee will discuss with the independent accountants all significant relationships and services the independent accountants have with the Company to determine and ensure the independence of the independent accountants. The Committee will also require from the independent accountants an annual statement delineating all relationships between the independent accountants, related companies and the Company.

•	The Committee will review the performance of the independent accountants. The Committee will have the ultimate authority and responsibility to select, evaluate and, if deemed appropriate, replace the Company’s independent accountants. The Committee shall request the Board to submit the selection of the independent accountants for ratification at each annual meeting of shareholders.

•	The Committee will consult with the independent accountants and financial management of the Company to review the scope of the annual audit, as well as the planning and staffing of the audit.

•	The Committee will review and approve the fees to be paid to the independent accountants.

Responsibilities for Reviewing the Annual Audit and the Review of Quarterly

and Annual Financial Statements

•	The Committee will ascertain that the independent accountants will be available to the full Board at least annually (and more frequently if deemed appropriate by the Committee) to provide the Committee with a timely analysis of significant financial reporting issues.

•	The Committee will ask management and the independent accountants about significant risks and exposures and will assess management’s steps to minimize them.

•	The Committee will address with the independent accountants (i) the Company’s critical accounting policies, (ii) alternative treatments of financial information within generally accepted accounting principles that the independent accountants have discussed with management, and the alternative preferred by the independent accountants and (iii) material written communications between the independent accountants and management, such as a schedule of unadjusted differences.

•	The Committee will review disclosures made to the Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

•	The Committee will review any significant findings and recommendations made by the Company’s independent accountants, together with management’s responses to them.

•	Shortly after the annual examination is completed, the Committee will review the following with management and the independent accountants:

•	The Company’s annual report on Form 10-K, including the annual financial statements and related footnotes and the clarity of the disclosures in the financial statements.

•	The impact of pronouncements by the Financial Accounting Standards Board, releases of the Securities and Exchange Commission, and any other pertinent regulations that might have an effect on the Company’s audited financial statements.

•	The independent accountants’ audit of and report on the financial statements.

•	Any matters the independent accountants determine that are required to be discussed with the Committee pursuant to Statement of Auditing Standards No. 61.

•	The management recommendation letter on accounting procedures and controls prepared by the Company’s independent accountants and any other reports and management’s responses concerning such reports.

•	Anything else about the audit procedures or findings that Generally Accepted Auditing Standards require the independent accountants to discuss with the Committee.

•	The Committee will consider and review with management any significant findings related to financial reporting, internal controls or other corporate matters of importance to the Committee during the year and management’s responses to them.

•	With respect to quarterly results for the first three fiscal quarters of each year, the Committee will meet quarterly with the independent accountants and management to discuss the Company’s quarterly financial statements as well as whether significant events, transactions and changes in accounting estimates were considered by the independent accountants (after performing their required quarterly review) to have affected the quality of the Company’s financial reporting. This meeting will take place prior to filing the Company’s Quarterly Report on Form 10-Q with the Securities and Exchange Commission and before the quarterly earnings release.

•	The Committee will discuss with management and the independent accountants, as appropriate, financial results to be disclosed in press releases and other publicly disclosed financial information and earnings guidance, including the use of pro forma or adjusted non-GAAP information.

Certification and Disclosure Responsibilities

•	The Committee will ascertain the Company’s compliance with requirements of any market on which its securities are traded.

•	The Committee will ascertain the Company’s compliance with required Securities and Exchange Commission disclosures regarding:

•	Committee member independence, an indication of whether the Committee is governed by a written charter, and if so, include a copy of the charter at least once every three years.

•	The Committee’s findings that resulted from its financial reporting oversight responsibilities.

Periodic Responsibilities

•	Review and update the Committee’s charter as circumstances may warrant.

•	Review with appropriate management and outside resources, if necessary, legal and regulatory matters that may have a material effect on the organization’s financial statements, compliance policies and programs and reports from regulators.

•	Review any significant reports to management prepared by the Company’s internal auditing function or by any advisor or consultants engaged to evaluate or report on financial matters, and management’s responses.

•	Review and approve all related party transactions.

•	Set policies consistent with applicable regulations for the hiring of employees or former employees of the Company’s independent accountants.

•	Review any other matters that may be appropriate such as corporate insurance coverage and other risk management programs.

Scope of Responsibilities

While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants. The Committee may also undertake such additional activities within the scope of its primary function as the Committee from time to time determines.

INTERDIGITAL COMMUNICATIONS CORPORATION

Proxy Solicited on Behalf of the Board of Directors

The undersigned, revoking all previous proxies, hereby appoints Richard J. Fagan, Lawrence F. Shay, and Lisa A. Alexander, and each of them acting individually, as the proxies of the undersigned, with full power of substitution, to vote, as indicated on the reverse side of this proxy card and in their discretion upon such other matters as may properly come before the meeting, all shares which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of InterDigital Communications Corporation to be held on Thursday, June 3, 2004, at 2:00 p.m. (local time) at the Sheraton Park Ridge Hotel, King of Prussia, Pennsylvania, and at any adjournment or postponement thereof.

If you attend the Annual Meeting and decide to vote by ballot, such vote will supersede this proxy.

The Board of Directors recommends a vote FOR items 1 and 2.

1.    Election of Directors:

For the nominees listed below	Withhold Authority to vote for the nominees listed below

    Nominees for a three-year term expiring at the year 2007 Annual Meeting:

•	Robert S. Roath
•	Robert W. Shaner
•	Alan P. Zabarsky

(Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name on the line below)

_____________________________________

2.    Ratification of PricewaterhouseCoopers LLP as independent accountants for the year ending December 31, 2004:

For	Against	Abstain

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ABOVE, AND “FOR” RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT ACCOUNTANTS. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT.

Signature of Shareholder

Signature of Shareholder	Date: , 2004

NOTE: PLEASE SIGN THIS PROXY EXACTLY AS NAME(S) APPEAR ON YOUR STOCK CERTIFICATE. WHEN SIGNING AS ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE ADD YOUR TITLE AS SUCH, AND IF SIGNER IS A CORPORATION, PLEASE SIGN WITH FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER(S) AND AFFIX THE CORPORATE SEAL. WHERE STOCK IS ISSUED IN THE NAME OF TWO (2) OR MORE PERSONS, ALL SUCH PERSONS SHOULD SIGN.

INTERDIGITAL COMMUNICATIONS CORPORATION

Voting Instruction to Trustee

The undersigned, as a participant in the InterDigital Communications Corporation Savings and Protection Plan, does hereby instruct the trustee of such plan to vote all the shares of Common Stock of InterDigital Communications Corporation which are credited to the undersigned’s account in such plan, at the Annual Meeting of Shareholders of InterDigital Communications Corporation, to be held on Thursday, June 3, 2004, at 2:00 p.m. (local time) at the Sheraton Park Ridge Hotel, King of Prussia, Pennsylvania, and at any adjournment or postponement thereof, in the manner directed herein, and in the trustee’s discretion upon such other business as may come before the Annual Meeting, all as set forth in the enclosed notice of the Annual Meeting and Proxy Statement.

The Board of Directors recommends a vote FOR items 1 and 2.

1.    Election of Directors:

For the nominees listed below	Withhold Authority to vote for the nominees listed below

Nominees	for a three-year term expiring at the year 2007 Annual Meeting:
•	Robert S. Roath
•	Robert W. Shaner
•	Alan P. Zabarsky

(Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name on the line below)

_______________________________________

2.    Ratification of PricewaterhouseCoopers LLP as independent accountants for the year ending December 31, 2004:

For	Against	Abstain

ANY SHARES HELD BY THE TRUSTEE FOR WHICH THE TRUSTEE HAS BEEN INSTRUCTED TO SIGN THE PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WITH NO ADDITIONAL INSTRUCTIONS TO THE CONTRARY INDICATED, WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ABOVE, AND “FOR” RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT ACCOUNTANTS. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT.

Signature of Shareholder

Date: , 2004
Signature of Shareholder

NOTE: PLEASE SIGN THIS PROXY EXACTLY AS NAME(S) APPEAR ON YOUR STOCK CERTIFICATE. WHEN SIGNING AS ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE ADD YOUR TITLE AS SUCH, AND IF SIGNER IS A CORPORATION, PLEASE SIGN WITH FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER(S) AND AFFIX THE CORPORATE SEAL. WHERE STOCK IS ISSUED IN THE NAME OF TWO (2) OR MORE PERSONS, ALL SUCH PERSONS SHOULD SIGN.